Exhibit 99.1

Pegasystems Announces Financial Results for First Quarter of 2017

•	License, Cloud, and Maintenance combined growth of 25% highlights strong start to FY 2017
•	Operating improvements reflected in GAAP and Non-GAAP net income

CAMBRIDGE, Mass. – May 10, 2017 – Pegasystems Inc. (NASDAQ: PEGA), the software company empowering customer engagement at the world’s leading enterprises, today announced results for its first quarter ended March 31, 2017.

“We got off to a strong start in 2017,” said Alan Trefler, founder and CEO, Pegasystems, “and we’re happy with our performance globally. Most importantly we continue to see our clients achieving unprecedented business outcomes through the use of our software.”

“Our financial results for the first quarter of 2017 reflect our continued top and bottom line execution,” said Ken Stillwell, CFO, Pegasystems. “We are especially pleased with our revenue growth of 25% coupled with improvement in our operating margins.”

Selected GAAP and Non-GAAP Results (1)
	Three Months Ended March 31,
($ in thousands except per share amounts)	2017	2016	% Increase
Total Revenue	$223,247	$178,858	25%
Total License, Cloud, and Maintenance Revenue (2)	$162,182	$129,818	25%
GAAP - Net Income	$27,021	$10,400	160%
Non-GAAP - Net Income	$31,940	$17,803	79%
GAAP Diluted Earnings per share	$0.33	$0.13	154%
Non-GAAP Diluted Earnings per share	$0.39	$0.22	77%

(1) See a reconciliation of our GAAP to Non-GAAP measures contained in the financial schedules at the end of this release.

(2) See the table below for the composition of License, Cloud, and Maintenance

Recurring Revenue and Total License, Cloud, and Maintenance Revenue

	Three Months Ended March 31,
($ in thousands)	2017	2016	% Change

Term license	$53,710	$54,332	(1%)
Cloud	10,827	8,498	27%
Maintenance	58,965	52,975	11%

Total recurring revenue	$123,502	$115,805	7%
Perpetual license	$38,680	$14,013	176%

Total license, cloud, and maintenance revenue	$162,182	$129,818	25%

License and Cloud Backlog: The Company computes license and cloud backlog by adding deferred license and cloud revenue as recorded on the Company’s balance sheet and license and cloud contractual commitments, which are not yet billed and not recorded on its balance sheet.

License and Cloud Backlog (1)
	March 31,
($ in thousands)	2017		2016		% Change
Deferred license and cloud revenue on the balance sheet (2):
Term license and cloud	$29,297	48%	$18,409	32%	59%
Perpetual license	32,141	52%	39,381	68%	(18%)

Total deferred license and cloud revenue	61,438	100%	57,790	100%	6%

License and cloud contractual commitments not on the balance sheet (3):
Term license and cloud	416,088	92%	287,926	87%	45%
Perpetual license	35,532	8%	43,944	13%	(19%)

Total license and cloud contractual commitments	451,620	100%	331,870	100%	36%

Total license (term and perpetual) and cloud backlog	$513,058		$389,660		32%

Total term license and cloud backlog	$445,385	87%	$306,335	79%	45%

(1) See historical quarterly license and cloud backlog amounts in a separate schedule at the end of this release.

(2) See Note 9 “Deferred Revenue” contained in Item 1 of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

(3) See the “Future Cash Receipts from Committed License and Cloud Arrangements” contained in Item 2 of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

Annualized Contract Value: Total Contract Value is the total stated term license and cloud contract price for all active contracts for the period presented net of contractually stated customer credits. Annualized Contract Value (“ACV”) is calculated by taking the Total Contract Value divided by the number of committed contract years. For contracts denominated in foreign currencies, the ACV is calculated based upon the applicable exchange rate as of the last day of the reporting period.

(1) Full bars reflect annual periods and fractional bars reflect quarterly periods.

Quarterly Conference Call

Pegasystems will host a conference call and audio-only Webcast associated with this announcement at 5:00 p.m. EDT today. A live audio Webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Website at www.pega.com/about/investors. Dial-in information is as follows: 1-877-705-6003 (domestic) or 1-201-493-6725 (international). To listen to the Webcast, log onto www.pega.com at least five minutes prior to the event’s broadcast and click on the Webcast icon in the Investors section. A replay of the call will also be available on http://www.pega.com/ by clicking the Earnings Calls link in the Investors section.

Discussion of Non-GAAP Financial Measures:

To supplement financial results presented in accordance with Generally Accepted Accounting Principles in the U.S. (“GAAP”), the Company provides non-GAAP measures, including in this release. Pegasystems’ management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions, and for forecasting and planning for future periods. The Company’s annual financial plan is prepared both on a GAAP and non-GAAP basis, and both are approved by our board of directors. In addition and as a consequence of the importance of these measures in managing the business, the Company uses non-GAAP measures and financial performance results in the evaluation process to establish management’s compensation.

The non-GAAP measures exclude the effects of certain business combination accounting entries, stock-based compensation expense, amortization of acquired intangibles, acquisition-related and restructuring expenses, and certain other adjustments. The Company believes that these non-GAAP measures are helpful in understanding its past financial performance and its anticipated future results. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of the Company’s GAAP to non-GAAP measures is included in the financial schedules at the end of this release.

Forward-Looking Statements

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “strategy,” “is intended to,” “project,” “guidance”, “likely,” “usually,” or variations of such words and similar expressions, among others, identify forward-looking statements, which speak only as of the date the statement was made. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause the Company’s actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties include, among others, variation in demand for our products and services and the difficulty in predicting the completion of product acceptance and other factors affecting the timing of our license revenue recognition; the ongoing consolidation in the financial services, insurance, healthcare, and communications markets; reliance on third party relationships; the potential loss of vendor specific objective evidence for our time and materials professional services arrangements; the inherent risks associated with international operations and the continued uncertainties in international economies; foreign currency exchange rates; the financial impact of the Company’s past acquisitions and any future acquisitions; the potential legal and financial liabilities and reputation damage due to cyber-attacks and security breaches; and management of the Company’s growth. Further information regarding these and other factors which could cause the Company’s actual results to differ materially from any forward-looking statements contained in this press release is contained in the Company’s recent filings with the Securities and Exchange Commission. These documents are available on the Company’s website at http://www.pega.com/about/investors. The forward-looking statements contained in this press release represent the Company’s views as of May 10, 2017. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause the Company’s view to change, except as required by applicable law, the Company does not undertake and specifically disclaims any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. The statements should therefore not be relied upon as representing the Company’s view as of any date subsequent to May 10, 2017.

About Pegasystems

Pegasystems Inc. is a leader in software that streamlines business and enhances customer engagement in Global 3000 organizations. With more than 30 years of proven innovation, Pega seamlessly connects organizations with their customers across multiple channels in real time using market-leading CRM, advanced artificial intelligence, and powerful automation. Pega’s adaptive, cloud-architected applications – built on its unified Pega® Platform – empower people with comprehensive visual tools to easily extend and change applications to meet strategic business needs. For more information on Pegasystems (NASDAQ: PEGA) visit www.pega.com.

Press Contacts: Lisa Pintchman Pegasystems Inc. lisa.pintchman@pega.com (617) 866-6022 Twitter: @pega	Investor Contact: Garo Toomajanian ICR for Pegasystems PegaInvestorRelations@pega.com 617-866-6077

All trademarks are the property of their respective owners.

Pegasystems Inc.

Unaudited Condensed Consolidated Statements of Operations

($ in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2017	2016
Revenue:
Software license	$92,390	$68,345
Maintenance	58,965	52,975
Services	71,892	57,538

Total revenue	223,247	178,858

Cost of revenue:
Software license	1,300	1,021
Maintenance	7,218	5,915
Services	59,572	49,574

Total cost of revenue	68,090	56,510

Gross profit	155,157	122,348

Operating expenses:
Selling and marketing	71,288	61,078
Research and development	40,296	34,920
General and administrative	12,335	11,048
Acquisition-related	–	919
Restructuring	–	258

Total operating expenses	123,919	108,223

Income from operations	31,238	14,125
Foreign currency transaction gain	676	1,376
Interest income, net	165	290
Other expense, net	(279)	(2,298)

Income before provision for income taxes	31,800	13,493
Provision for income taxes	4,779	3,093

Net income	$27,021	$10,400

Earnings per share :
Basic	$0.35	$0.14

Diluted	$0.33	$0.13

Weighted-average number of common shares outstanding:
Basic	76,761	76,375
Diluted	81,875	79,235

Dividends declared per share	$0.03	$0.03

Pegasystems Inc.

Unaudited Reconciliation of Selected GAAP Measures to Non-GAAP Measures (1)

($ in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2017	2016	% Increase
Total revenue

GAAP and Non-GAAP total revenue	$223,247	$178,858	25%

Gross profit
GAAP gross profit	$155,157	$122,348	27%
Amortization of intangible assets (2)	1,334	1,346
Stock-based compensation (3)	3,622	2,680

Non-GAAP gross profit	$160,113	$126,374	27%

Income from operations
GAAP income from operations	$31,238	$14,125	121%
Amortization of intangible assets (2)	3,200	2,965
Stock-based compensation (3)	12,508	8,935
Acquisition-related	–	919
Restructuring	–	258

Non-GAAP income from operations	$46,946	$27,202	73%

Net income
GAAP net income	$27,021	$10,400	160%
Amortization of intangible assets (2)	3,200	2,965
Stock-based compensation (3)	12,508	8,935
Acquisition-related	–	919
Restructuring	–	258
Income tax effects (4)	(10,789)	(5,674)

Non-GAAP net income	$31,940	$17,803	79%

Diluted earnings per share
GAAP diluted earnings per share	$0.33	$0.13	154%
Amortization of intangible assets (2)	0.04	0.04
Stock-based compensation (3)	0.15	0.11
Acquisition-related	–	0.01
Income tax effects (4)	(0.13)	(0.07)

Non-GAAP diluted earnings per share	$0.39	$0.22	77%

Diluted weighted average common shares outstanding
GAAP and non-GAAP diluted weighted average common shares outstanding	81,875	79,235	3%

PEGASYSTEMS INC.

FOOTNOTES FOR RECONCILIATON OF

SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures, and the material limitations on the usefulness of these measures, see disclosure under Discussion of Non-GAAP Financial Measures included earlier in this release and below. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

Amortization of intangible assets: We have excluded the amortization expense of intangible assets from our non-GAAP operating expenses and net earnings measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

Stock-based compensation expense: We have excluded stock-based compensation expense from our non-GAAP operating expenses and net earnings measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expense.

Acquisition-related and restructuring expenses: We have excluded the effect of acquisition-related and restructuring expenses from our non-GAAP operating expenses and net earnings measures. We incurred direct and incremental expenses associated primarily with the OpenSpan acquisition. These acquisition-related expenses were primarily professional fees to affect the acquisition. We have also incurred restructuring expenses for one-time employee termination benefits related to the closure of one of our domestic offices, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. We believe it is useful for investors to understand the effects of these items on our total operating expenses.

(2)	Amortization of intangible assets was as follows:

	Three Months Ended March 31,
(in thousands)	2017	2016
Cost of revenue	$1,334	$1,346
Selling and Marketing	1,866	1,530
General and administrative	–	89

	$3,200	$2,965

Estimated future annual amortization expense related to intangible assets as of March 31, 2017 is as follows:

(in thousands)
Remainder of 2017	$9,129
2018	11,337
2019	5,545
2020	2,649
2021	2,626
2022 and thereafter	9,712

Total intangible assets subject to amortization	$40,998

(3)	Stock-based compensation expense was as follows:

	Three Months Ended March 31,
(in thousands)	2017	2016
Cost of revenue	$3,622	$2,680
Selling and marketing	3,405	2,886
Research and development	3,312	2,392
General and administrative	2,169	977

	$12,508	$8,935

(4)	The GAAP income tax effects were calculated using an effective GAAP tax rate of 15.0% and 22.9% for the three months ended March 31, 2017 and 2016, respectively. The non-GAAP income tax effects were calculated using an effective non-GAAP tax rate of 32.8% and 33.0% for the three months ended March 31, 2017 and 2016, respectively.

The differences between our GAAP and non-GAAP effective tax rates for the three months ended March 31, 2017 and 2016 primarily relate to the impact of unfavorable foreign stock compensation adjustments on our GAAP effective tax rate.

Pegasystems Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	As of	As of
	March 31, 2017	December 31, 2016
Assets:
Cash, cash equivalents, and marketable securities	$147,786	$133,761
Trade accounts receivable, net	263,310	265,028
Property and equipment, net	39,947	38,281
Deferred income taxes	69,846	69,898
Goodwill and Intangible assets, net	113,826	117,355
Other assets	34,924	30,333

Total assets	$669,639	$654,656

Liabilities and Stockholders’ Equity:
Accrued expenses, including compensation and related expenses	78,503	97,411
Deferred revenue	196,782	186,636
Other liabilities	34,277	34,720
Stockholders’ equity	360,077	335,889

Total liabilities and stockholders’ equity	$669,639	$654,656

Pegasystems Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	March 31,
	2017	2016
Operating activities:
Net income	$27,021	$10,400

Adjustments to reconcile net income to cash provided by operating activities:
Deferred income taxes	727	650
Depreciation and amortization, foreign currency transaction gain, and other non-cash items	5,033	6,802
Stock-based compensation expense	12,508	8,935
Change in operating assets and liabilities, net	(12,845)	(16,747)

Cash provided by operating activities	32,444	10,040

Cash (used in) provided by investing activities	(3,727)	9,370

Cash used in financing activities	(15,994)	(19,822)

Effect of exchange rates on cash and cash equivalents	521	(434)

Net increase (decrease) in cash and cash equivalents	13,244	(846)
Cash and cash equivalents, beginning of period	70,594	93,026

Cash and cash equivalents, end of period	$83,838	$92,180

Pegasystems Inc.

Historical License and Cloud Backlog

($ in thousands)

	2017	2016	2016	2016	2016	2015	2015	2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Deferred license and cloud revenue on the balance sheet:
Term license and cloud	$29,297	$30,725	$19,627	$19,021	$18,409	$29,929	$14,123	$16,398
Perpetual license	32,141	31,098	27,653	32,834	39,381	33,483	41,247	44,941

Total deferred license and cloud revenue	61,438	61,823	47,280	51,855	57,790	63,412	55,370	61,339

License and cloud contractual commitments not on the balance sheet:
Term license and cloud	416,088	434,323	352,804	309,338	287,926	322,844	287,863	271,732
Perpetual license	35,532	31,652	19,728	31,439	43,944	33,544	36,477	58,311

Total license and cloud contractual commitments	451,620	465,975	372,532	340,777	331,870	356,388	324,340	330,043

Total license (term and perpetual) and cloud backlog	$513,058	$527,798	$419,812	$392,632	$389,660	$419,800	$379,710	$391,382

Total term license and cloud backlog	$445,385	$465,048	$372,431	$328,359	$306,335	$352,773	$301,986	$288,130

Term license and cloud backlog as a % of total license and cloud backlog	87%	88%	89%	84%	79%	84%	80%	74%